SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) February 24, 2004.

                                                                               Champion Industries, Inc.
(Exact name of registrant as specified in its charter)

West Virginia (State or other juris- diction of corporation)	0-21084 (Commission File No.)	55-0717455 (IRS Employer Identi- fication No.)

2450 First Avenue P. O. Box 2968 Huntington, West Virginia (Address of principal executive offices)	25728 (Zip Code)

Registrant’s telephone number, including area code (304) 528-2700

                                                                                        Not Applicable
(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12. Results of Operations and Financial Condition

          On February 24, 2004, Champion Industries, Inc. announced its financial results for the quarter ended January 31, 2004. The press release announcing financial results for the quarter ended January 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)

Date: February 24, 2004	/s/ Todd R. Fry Todd R. Fry, Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 24, 2004, captioned “CHAMPION ANNOUNCES FIRST QUARTER 2004 RESULTS AND DIVIDEND.”

3